Assets held for sale	9 Months Ended
Sep. 30, 2023
Assets held for sale
Assets held for sale

7. Assets held for sale

In 2022, Management decided to dispose of certain equipment which had been procured for CMO activities (CMO Equipment) but that was no longer planned to be used by the Company. An external service-provider was appointed on June 14, 2022 to organize the sale of the CMO Equipment. As of December 31, 2022, the CMO-Equipment identified for sale had a gross book value of EUR 29,531k and was written down by EUR 19,064k (with the corresponding expense recognized in cost of sales) to EUR 10,467k, the fair value less anticipated costs to sell. Criteria for the determination of the fair value were defined based on certain sales scenarios considering different sales campaigns. All sales activities are scheduled within the next twelve months and as of September 30, 2023 assets held for sale with a net book value of EUR 580k were sold through an external service provider.